2018 REGISTERED DIRECT OFFERING (Tables) - Registered Direct Offering 2018 [Member]	12 Months Ended
Sep. 30, 2020
Schedule of fair value measurements

Fair Value Measurements Using Significant Unobservable Inputs	September 30,	September 30,
(Level 3)	2020	2019
Beginning balance at beginning of year	$748,275	$1,917,348

Issuances	—	—

Adjustments to estimated fair value	—	(1,169,073)

Ending balance at end of year	$748,275	$748,275

Schedule of assumptions used to value derivative liabilities

The derivative liabilities were valued as of September 30, 2020 and September 30, 2019 using the Black Scholes Model with the following assumptions:

	September 30,	September 30,
	2020	2019
Closing price per share of common stock	$0.17	$0.24
Exercise price per share	$0.70	$0.70
Expected volatility	83.31%	78.72%
Risk-free interest rate	0.15%	1.56%
Dividend yield	—	—
Remaining expected term of underlying securities (years)	2.71	3.73